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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 11, 2000

                                  AVNET, INC.
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             (Exact name of Registrant as Specified in its Charter)

             New York                          1-4224                    11-1890605
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 (State or Other Jurisdiction               (Commission                (I.R.S. Employer
         of Incorporation)                  File Number)               Identification No.)

2211 South 47th Street, Phoenix, Arizona                            85034
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's Telephone Number, Including Area Code  - (480) 643-2000
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                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)

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Item 5.  Other Events.

                  Exhibit 99 to this Report is an Employment Agreement between Registrant and Patrick Jewett.

Item 7.  Financial Statements and Exhibits.

                  (a)      Inapplicable.

                  (b)      Inapplicable.

                  (c)      Exhibits:

                  99 Employment Agreement dated as of May 22, 2000 between the Registrant and Patrick Jewett.



                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AVNET, INC.
                                    (Registrant)


Date: July 11, 2000                 By:      /s/ Raymond Sadowski
                                             -----------------------------------
                                             Raymond Sadowski
                                             Senior Vice President and
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                          Description of Exhibit

     99 Employment Agreement dated as of May 22, 2000 between the Registrant and Patrick Jewett.